Exhibit 10.4
EXECUTION VERSION

LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT
dated as of
January 28, 2011,
among
CITIBANK, N.A.,
as ABL Agent,
WILMINGTON TRUST COMPANY,
as Noteholder Collateral Agent,
SCORPIO ACQUISITION CORPORATION,
POLYMER GROUP, INC.
and
the Subsidiaries of Polymer Group, Inc. named herein

          LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT, dated as of January 28, 2011 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), among CITIBANK, N.A., as agent for the ABL Secured Parties referred to herein (in such capacity, and together with its successors in such capacity, the “Original ABL Agent”), WILMINGTON TRUST COMPANY, as collateral agent for the Noteholder Lien Secured Parties referred to herein (in such capacity, and together with its successors in such capacity, the “Original Noteholder Collateral Agent”), SCORPIO ACQUISITION CORPORATION (“Parent”), POLYMER GROUP, INC. (“PGI”) and the subsidiaries of PGI named herein (the “Guarantors” and together with Parent and PGI, the “Initial Grantors”).
          Reference is made to (a) the ABL Credit Agreement (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article I), and (b) the Indenture governing the Indenture Notes.
          In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the ABL Agent (for itself and on behalf of the ABL Secured Parties), the Noteholder Collateral Agent (for itself and on behalf of the Indenture Noteholder Lien Secured Parties and the Additional Noteholder Lien Secured Parties, if any), and the Grantors agree as follows:
ARTICLE I
Definitions
          SECTION 1.01. Construction; Certain Defined Terms.
          (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein or in any Annex or Exhibit of this Agreement shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, restated, amended and restated, renewed, extended, supplemented or otherwise modified from time to time, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the Subsidiaries of such Person unless express reference is made to such Subsidiaries, (iii) the words “herein,” “hereof and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.
          (b) All terms used in this Agreement that are defined in Article 1, 8 or 9 of the New York UCC (whether capitalized herein or not) and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9 of the New York UCC. If a term is defined in Article 9 of the New York UCC and another Article of the UCC, such term shall have the meaning assigned to it in Article 9 of the New York UCC.
          (c) Unless otherwise set forth herein, all references herein to the Noteholder Collateral Agent shall be deemed to refer to the Noteholder Collateral Agent in its capacity as collateral agent under the Noteholder Collateral Agency Agreement.
          (d) As used in this Agreement, the following terms have the meanings specified below:
          “ABL Agent” means the Original ABL Agent, and, from and after the date of execution and delivery of an ABL Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the ABL Debt Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.
          “ABL Credit Agreement” means the Credit Agreement, dated as of the date hereof, among each Borrower named therein, the ABL Agent, the lenders party thereto from time to time and the other agents named therein, and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any ABL Substitute Facility.
          “ABL Debt Documents” means the ABL Credit Agreement, the ABL Security Documents, the other “Loan Documents” (as defined in the ABL Credit Agreement) and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing, or executed or delivered in connection with, any ABL Substitute Facility.
          “ABL Debt Obligations” means the “Finance Obligations” as defined in the ABL Credit Agreement (or any similar term of any ABL Substitute Facility) from time to time outstanding and, in any event, ABL Debt Obligations shall expressly include any and all interest accruing and fees, costs and charges incurred after the date of any filing by or against any Grantor of any petition or complaint initiating any Insolvency or Liquidation Proceeding, regardless of whether any ABL Secured Party’s claim therefor is enforceable, allowable or allowed as a claim in the Insolvency or Liquidation Proceeding commenced by the filing of such petition or complaint.
          “ABL Facility Collateral” means all assets and properties subject to Liens created by the ABL Security Documents to secure the ABL Debt Obligations.

          “ABL First Lien Collateral” means all present and future right, title and interest of the Grantors in and to the following, whether now owned or hereafter acquired, existing or arising, and wherever located:
          (a) Accounts (as defined in the ABL Credit Agreement as in effect on the date hereof);
          (b) inventory and indebtedness owed to any Grantor that arises from cash advances to enable the obligor thereof to acquire inventory;
          (c) all rights of an unpaid vendor with respect to inventory;
          (d) deposit accounts, commodity accounts, securities accounts and lock-boxes, including all money and certificated securities, uncertificated securities (other than as each may relate to Equity Interests of the Grantors), securities entitlements and investment property credited thereto or deposited therein (including all cash, marketable securities and other funds held in or on deposit in any deposit account, commodity account or securities account), instruments, including intercompany notes, chattel paper and all cash and cash equivalents, including cash and cash equivalents securing reimbursement obligations in respect of letters of credit or other ABL Debt Obligations;
          (e) general intangibles (other than any patents, trademarks, copyrights and other intellectual property or any Equity Interests of Subsidiaries) pertaining to the other items of property included within clauses (a), (b), (c) and (d) of this definition and all tax refunds and rights to receive tax refunds (other than tax refunds in respect of or otherwise related to real property, Equipment or fixtures);
          (f) books and records, supporting obligations, documents and related letters of credit, letter-of-credit rights, commercial tort claims or other claims and causes of action, in each case, to the extent arising out of, related to or given in exchange or settlement of any of the foregoing;
          (g) the proceeds of any business interruption insurance policy, including, without limitation, all rights to payment thereunder; and
          (h) all substitutions, replacements, accessions, products and proceeds (including, without limitation, insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of all or any of the foregoing;
except to the extent that any item of property included in clauses (a) through (h) constitutes an Excluded Asset; provided that in no case shall ABL First Lien Collateral include (a) any identifiable cash proceeds from a sale, lease, conveyance or other disposition of any Noteholder First Lien Collateral that has been deposited in a Collateral Proceeds Account in accordance with the terms of the Indenture, until such time as such cash proceeds are released therefrom in accordance with the terms of the Indenture and (b) any real property, equipment, fixtures, intellectual property or Equity Interests of Subsidiaries.

          “ABL Lender” means a “Lender” under (and as defined in) the ABL Credit Agreement (or under any ABL Substitute Facility).
          “ABL Liens” means Liens on the ABL Facility Collateral created under the ABL Security Documents to secure the ABL Debt Obligations (including Liens on such Collateral under the security documents associated with any ABL Substitute Facility).
          “ABL Loan” means a “Loan” as defined in the ABL Credit Agreement (or any similar term of any ABL Substitute Facility).
          “ABL Secured Parties” means, at any time, the “Secured Parties” as defined in the ABL Security Documents (or any similar term of any ABL Substitute Facility).
          “ABL Security Documents” means any security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, guarantees, notes or any other documents or instruments now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any ABL Debt Obligations (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any ABL Substitute Facility).
          “ABL Substitute Facility” means any facility with respect to which the requirements contained in Section 2.10(a) of this Agreement have been satisfied and that Replaces the ABL Credit Agreement then in existence. For the avoidance of doubt, no ABL Substitute Facility shall be required to be a revolving or asset-based loan facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any ABL Lien securing such ABL Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).
          “Additional Noteholder Lien Debt Documents” means the Additional Noteholder Lien Debt Facility and the Additional Noteholder Lien Security Documents.
          “Additional Noteholder Lien Debt Facility” means one or more debt facilities, commercial paper facilities, indentures or other agreements for which the requirements of Section 2.10(b) of this Agreement have been satisfied, in each case with banks, other lenders or trustees, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), letters of credit, notes or other borrowings, in each case, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Document; provided that any Noteholder Lien securing such Additional

Noteholder Lien Debt Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).
          “Additional Noteholder Lien Debt Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Additional Noteholder Lien Secured Party (or any of its Affiliates) under the Additional Noteholder Lien Debt Documents and any Secured Notes Swap Obligations.
          “Additional Noteholder Lien Secured Parties” means, at any time, the Noteholder Collateral Agent, the trustee, agent or other representative of the holders of any Series of Noteholder Lien Debt who maintains the transfer register for such Series of Noteholder Lien Debt, counterparties holding Secured Notes Swap Obligations, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Noteholder Lien Debt Document and each other holder of, obligee in respect of, or lender pursuant to, any Series of Noteholder Lien Debt outstanding at such time; provided that the Indenture Noteholder Lien Secured Parties shall not be deemed Additional Noteholder Lien Secured Parties.
          “Additional Noteholder Lien Security Documents” means the Additional Noteholder Lien Debt Facility (insofar as the same grants a Lien on any collateral) and all collateral trust agreements, security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, guarantees, notes and any other documents or instruments now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Additional Noteholder Lien Debt Obligations of the Grantors owed thereunder to any Additional Noteholder Lien Secured Parties.
          “Additional Secured Debt” has the meaning assigned to that term in Section 2.10(b).
          “Affiliate” of any specified Person means any other Person directly or indirectly through one or more intermediaries, controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” shall have correlative meanings.
          “Bank Product” has the meaning assigned to that term in the ABL Credit Agreement (or any similar term of any ABL Substitute Facility).
          “Bankruptcy Code” means Title 11 of the United States Code, or any similar foreign, federal or state law for relief of debtors as now or hereinafter in effect.
          “Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation; (b) with respect to a partnership, the board of directors of the general partner of the partnership; and (c) with respect to any other Person, the board or committee of such Person serving a similar function.
          “Borrower” means, collectively, each of PGI and any domestic Subsidiaries that are borrowers under the ABL Credit Agreement.
          “Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.
          “Class” means, in the case of Noteholder Lien Debt, every Series of Noteholder Lien Debt, taken together.
          “Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting the ABL Facility Collateral and the Noteholder Collateral.
          “Collateral Proceeds Account” means one or more deposit accounts or securities accounts established or maintained by any Grantor or the Noteholder Collateral Agent or its agent for the sole purpose of holding the proceeds of any sale or other disposition of any Noteholder First Lien Collateral that are segregated in such account or accounts.
          “Covered Action” has the meaning assigned to that term in the Noteholder Collateral Agency Agreement as in effect on the date hereof.
          “Discharge of Senior Secured Debt Obligations” means, with respect to any particular Senior Secured Obligations, the occurrence of all of the following:
          (a) termination or expiration of all commitments to extend credit (or, in the case of Bank Products and Secured Hedge Agreements, termination of arrangements giving rise to such debt) that would constitute such Senior Secured Obligations;
          (b) payment in full in cash of the principal of, interest and premium (if any) on, fees and other charges comprising such Senior Secured Obligations (other than any undrawn letters of credit) (including, in any event, all such interest fees and other charges regardless of whether such interest, fees and other charges are allowed or recoverable in any Insolvency and Liquidation Proceeding under Section 506 of the Bankruptcy Code or otherwise);
          (c) discharge or cash collateralization (at the lower of (i) 101.5% of the aggregate undrawn amount, and (ii) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable Senior Documents) of all outstanding letters of credit constituting such Senior Secured Obligations; and
          (d) payment in full in cash of all other such Senior Secured Obligations that are outstanding and unpaid at the time the principal of and interest and premium on all such Senior Secured Obligations are paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time); provided that the Discharge of Senior Secured Debt Obligations shall not be deemed to have occurred in connection with a Replacement as contemplated by Section 2.10(a).
          “Equally and Ratably” means, in reference to sharing of Liens or proceeds thereof as between holders of any Noteholder Lien Obligations within the same Class, that such Liens or proceeds after payment of all expenses in connection with the exercise of any remedies with respect to Collateral subject to such Liens and fees and expenses of any Noteholder Collateral Agent and any trustee thereunder.
          (a) will be allocated and distributed first to the Noteholder Collateral Agent or Secured Debt Representative, as the case may be, for each outstanding Series of Noteholder Lien Debt within that Class, for the account of the holders of such Series of Noteholder Lien Debt, ratably in proportion to the principal of, and interest and premium (if any) and reimbursement obligations (contingent or otherwise) with respect to letters of credit, if any, outstanding (whether or not drawings have been made on such letters of credit) on, each outstanding Series of Noteholder Lien Debt within that Class when the allocation or distribution is made, and thereafter; and
          (b) will be allocated and distributed (if any remain after payment in full of all of the principal of, and interest and premium (if any) and reimbursement obligations (contingent or otherwise) with respect to letters of credit, if any, outstanding (whether or not drawings have been made on such letters of credit), on all outstanding Noteholder Lien Obligations within that Class) to the Noteholder Collateral Agent or Secured Debt Representative, as the case may be, for each outstanding Series of Noteholder Lien Debt within that Class, for the account of the holders of any remaining Noteholder Lien Obligations within that Class, ratably in proportion to the aggregate unpaid amount of such remaining Noteholder Lien Obligations within that Class due and demanded (with written notice to the Noteholder Collateral Agent or the Secured Debt Representative, as the case may be) prior to the date such distribution is made.
          “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.
          “Event of Default” means an “Event of Default” under and as defined in the ABL Credit Agreement, the Indenture or any Additional Noteholder Lien Debt Documents, as the context may require.

          “Excluded Assets” (i) with respect to the ABL Liens, has the meaning given to such term in the ABL Security Documents, and (ii) with respect to the Noteholder Liens, has the meaning given such term in the Noteholder Lien Security Documents.
          “Grantor” means Parent, PGI and each direct or indirect Subsidiary of PGI that shall have granted any Lien in favor of the ABL Agent and the Noteholder Collateral Agent on any of its assets or properties to secure any of the Secured Debt Obligations.
          “Guarantors” has the meaning assigned to that term in the preamble hereto.
          “Holders of Noteholder Lien Debt” means (a) the Holders under and as defined in the Indenture, (b) the holders or lenders pursuant to any Series of Noteholder Lien Debt, and (c) the holders or lenders of any indebtedness under any Noteholder Substitute Facility.
          “Indenture” means the Indenture, dated as of the date hereof, among PGI, the other Grantors party thereto from time to time, the Noteholder Collateral Agent and the Trustee, and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Noteholder Substitute Facility.
          “Indenture Noteholder Security Documents” means the Noteholder Collateral Agency Agreement, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, guarantees, notes or any other documents or instruments now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor or any of its Subsidiaries to secure any Indenture Noteholder Lien Obligations (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Noteholder Substitute Facility).
          “Indenture Noteholder Lien Documents” means the Indenture, the Indenture Notes, the Indenture Noteholder Security Documents and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing any Noteholder Substitute Facility.
          “Indenture Noteholder Lien Obligations” means, with respect to any Grantor, all “Secured Obligations” as such term is defined in the Indenture, Noteholder Security Documents, any other obligations of such Grantor owed to any Indenture Noteholder Lien Secured Party (or any of its Affiliates) under the Indenture Noteholder Lien Documents and any Secured Notes Swap Obligations.
          “Indenture Noteholder Lien Secured Parties” means, at any time, the “Secured Parties” as defined in the Indenture Noteholder Security Documents (or any similar term of any Noteholder Substitute Facility).

          “Indenture Notes” means the 7.75% Senior Secured Notes due 2019 issued under the Indenture.
          “Initial Grantors”has the meaning assigned to such term in the preamble hereto.
          “Insolvency or Liquidation Proceeding” means:
          (a) any case commenced by or against Parent, PGI or any other Grantor under the Bankruptcy Code, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of Parent, PGI or any other Grantor, any receivership or assignment for the benefit of creditors relating to Parent, PGI or any other Grantor or any similar case or proceeding relative to Parent, PGI or any other Grantor or its creditors, as such, in each case whether or not voluntary;
          (b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to Parent, PGI or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency, in each case to the extent not permitted under the Senior Documents;
          (c) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to Parent, PGI or any other Grantor or any of its assets; or
          (d) any other proceeding of any type or nature in which substantially all claims of creditors of Parent, PGI or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.
          “Intercreditor Agreement Joinder” means an agreement substantially in the form of Exhibit A.
          “Junior Documents” means (a) in respect of the Noteholder First Lien Collateral, the ABL Debt Documents and (b) in respect of the ABL First Lien Collateral, the Noteholder Lien Documents.
          “Junior Liens” means (a) in respect of the ABL First Lien Collateral, the Noteholder Liens on such Collateral, and (b) in respect of the Noteholder First Lien Collateral, the ABL Liens on such Collateral (other than the ABL Liens in respect of the Tranche 2 Sub-Facility Obligations).
          “Junior Representative” means (a) with respect to the Noteholder First Lien Collateral, the ABL Agent and (b) with respect to the ABL First Lien Collateral, the Noteholder Collateral Agent.
          “Junior Secured Obligations” means (a) with respect to the Noteholder Lien Obligations (to the extent such Obligations are secured, or intended to be secured, by the Noteholder First Lien Collateral), the ABL Debt Obligations and (b) with respect to ABL Debt Obligations (to the extent such Obligations are secured, or intended to be secured, by the ABL First Lien Collateral), the Noteholder Lien Obligations.
          “Junior Secured Obligations Collateral” means the Collateral in respect of which the Junior Representative (on behalf of itself and the Junior Secured Obligations Secured Parties) holds a Junior Lien.
          “Junior Secured Obligations Secured Parties” means (a) with respect to the Noteholder First Lien Collateral, the ABL Secured Parties and (b) with respect to the ABL First Lien Collateral, the Noteholder Lien Secured Parties.
          “Junior Secured Obligations Security Documents” means (a) with respect to the ABL First Lien Collateral, the Noteholder Lien Security Documents, and (b) with respect to the Noteholder First Lien Collateral, the ABL Security Documents.
          “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any agreement to give a security interest therein and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes of any jurisdiction).
          “Lien Sharing and Priority Confirmation Joinder” means an agreement substantially in the form of Exhibit B.
          “New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
          “Noteholder Collateral” means all assets and properties subject to Liens created by the Noteholder Lien Security Documents to secure the Noteholder Lien Obligations.
          “Noteholder Collateral Agency Agreement” means the Intercreditor and Collateral Agency Agreement, dated as of the date hereof, among the Initial Grantors, the direct or indirect Subsidiaries of the Grantors from time to time party thereto, the Trustee, the other Secured Debt Representatives from time to time party thereto, the Noteholder Collateral Agent and the ABL Agent, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time, in accordance with each applicable Secured Document.
          “Noteholder Collateral Agent” means the Original Noteholder Collateral Agent, and, from and after the date of execution and delivery of an Noteholder Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the indebtedness and other obligations evidence thereunder or governed thereby, in each case, together with its successors in such capacity.

          “Noteholder First Lien Collateral” means all present and future right, title and interest of the Grantors, whether now owned or hereafter acquired, existing or arising, and wherever located, in all of the assets and property of any Grantor, whether real, personal or mixed (other than in the Excluded Assets and the ABL First Lien Collateral), including, without limitation, all: (a) equipment; (b) Real Estate Assets; (c) intellectual property; (d) all general intangibles that do not constitute ABL First Lien Collateral; (e) documents of title related to equipment; (f) Equity Interests of the Company and Subsidiaries; (g) books and records, supporting obligations and related letters of credit, commercial tort claims or other claims and causes of action, in each case, to the extent related primarily to the foregoing; and (h) substitutions, replacements, accessions, products and proceeds (including, without limitation, insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing.
          “Noteholder Lien” means a Lien granted by the Noteholder Lien Security Documents to the Noteholder Collateral Agent at any time upon any property of any other Grantor to secure Noteholder Lien Obligations.
          “Noteholder Lien Debt” means the Indenture Notes, all additional notes, loans or other indebtedness issued or incurred under any Additional Noteholder Lien Debt Documents and, with respect to which the requirements of Section 2.10(b) have been satisfied, and all notes, loans or other indebtedness issued or incurred under any Noteholder Substitute Facility. Noteholder Lien Debt shall expressly include any and all interest accruing and fees, costs and charges incurred after the date of any filing by or against any Grantor of any petition or complaint initiating any Insolvency or Liquidation Proceeding, regardless of whether any Noteholder Lien Secured Party’s claim therefor is enforceable, allowable or allowed as a claim in the Insolvency or Liquidation Proceeding commenced by the filing of such petition or complaint.
          “Noteholder Lien Documents” means the Indenture Noteholder Lien Documents and the Additional Noteholder Lien Debt Documents.
          “Noteholder Lien Obligations” means the “Secured Obligations” as defined in the Noteholder Lien Security Documents, the Noteholder Lien Debt and all other Obligations owed to any Noteholder Lien Secured Party from time to time.
          “Noteholder Lien Secured Parties” means the Indenture Noteholder Lien Secured Parties and the Additional Noteholder Lien Secured Parties.
          “Noteholder Lien Security Documents” means the Indenture Noteholder Security Documents and the Additional Noteholder Lien Security Documents.
          “Noteholder Substitute Facility” means any facility with respect to which the requirements contained in Section 2.10(a) of this Agreement have been satisfied and that is permitted to be incurred pursuant to the ABL Debt Documents, the proceeds of which are used to, among other things, Replace the Indenture and/or any Additional Noteholder Lien Debt Facility then in existence. For the avoidance of doubt, no

Noteholder Substitute Facility shall be required to be evidenced by notes or other instruments and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any such Noteholder Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priority as set forth herein as of the date hereof) as the other Liens securing the Noteholder Lien Obligations are subject to under this Agreement.
          “Obligations” means, with respect to any Secured Parties, any principal, interest, penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities (including all interest, fees and expenses accruing after the commencement of any Insolvency or Liquidation Proceeding, even if such interest, fees and expenses are not enforceable, allowable or allowed as a claim in such proceeding) under the Secured Documents of such Secured Party.
          “Officer” means the chief executive officer, the president, any vice president, the chief operating officer or any chief financial officer, treasurer or controller of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement. Any document delivered hereunder that is signed by an Officer of a Grantor shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Grantor and such Officer shall be conclusively presumed to have acted on behalf of such Grantor.
          “Officer’s Certificate” means a certificate signed on behalf of applicable Grantor by an Officer of such Grantor, who must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of such Grantor.
          “Original ABL Agent” has the meaning assigned to that term in the preamble hereto.
          “Original Noteholder Collateral Agent” has the meaning assigned to that term in the preamble hereto.
          “Original Trustee” means Wilmington Trust Company, in its capacity as trustee under the Indenture, and together with its successors in such capacity.
          “Parent” has the meaning assigned to that term in the preamble hereto.
          “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, joint-stock company, trust, unincorporated organization, association, corporation, government or any agency or political subdivision thereof or any other entity.
          “PGI” has the meaning assigned to that term in the preamble hereto.

          “Real Estate Asset” means, at any time of determination, any fee interest then owned by any Grantor in any real property.
          “Replaces” means, (a) in respect of any agreement with reference to the ABL Credit Agreement or the ABL Debt Obligations or any ABL Substitute Facility, that such agreement refinances, replaces, exchanges or refunds the ABL Credit Agreement or such ABL Substitute Facility in whole (in a transaction that is in compliance with Section 2.10(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the ABL Credit Agreement or such ABL Substitute Facility, in part, and (b) in respect of any indebtedness with reference to the Noteholder Lien Documents or the Noteholder Lien Obligations or any Noteholder Substitute Facility, that such indebtedness refinances, replaces, exchanges or refunds the Noteholder Lien Documents or such Noteholder Substitute Facility in whole (in a transaction that is in compliance with Section 2.10(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Noteholder Lien Documents or such Noteholder Substitute Facility, in part. “Replace,” “Replaced” and “Replacement” shall have correlative meanings.
          “Representative” means (a) in the case of any Noteholder Lien Obligations, the Noteholder Collateral Agent, and (b) in the case of any ABL Debt Obligations, the ABL Agent.
          “Secured Debt Obligations” means the Noteholder Lien Obligations (including the Obligations incurred under each Series of Noteholder Lien Debt) and the ABL Debt Obligations.
          “Secured Debt Representative” means (a) in the case of the Indenture Notes, Noteholder Collateral Agent, and (b) in the case of any other Series of Noteholder Lien Debt, the trustee, agent or representative of the holders of such Series of Noteholder Lien Debt who maintains the transfer register for such Series of Noteholder Lien Debt and is appointed as a representative of such Series of Noteholder Lien Debt (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Noteholder Lien Debt.
          “Secured Documents” means the Noteholder Lien Documents and the ABL Debt Documents.
          “Secured Hedge Agreements” shall have the meaning ascribed to “Secured Hedge Agreements” in the ABL Credit Agreement (or any similar term of any ABL Substitute Facility).
          “Secured Parties” means the Noteholder Lien Secured Parties and the ABL Secured Parties.
          “Secured Notes Swap Obligations” means, with respect to any Grantor, the obligations of such Grantor under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, commodity swap agreement, commodity cap agreement, commodity collar agreement, foreign exchange contract, currency swap agreement or similar agreement (including equity derivative agreements) providing for the transfer or mitigation of interest rate, currency, commodity or equity risks generally or under specific contingencies, in each case, to the extent secured under any Noteholder Lien Security Document (but, for the avoidance of doubt, no Secured Obligations shall also constitute Secured Hedge Agreements).
          “Security Documents” means the Indenture Noteholder Security Documents, the Additional Noteholder Lien Security Documents and the ABL Security Documents.
          “Senior Documents” means (a) in respect of the Noteholder First Lien Collateral, the Noteholder Lien Documents, and (b) in respect of the ABL First Lien Collateral, the ABL Debt Documents.
          “Senior Liens” means (a) in respect of the ABL First Lien Collateral, the ABL Liens on such Collateral, and (b) in respect of the Noteholder First Lien Collateral, the Noteholder Liens on such Collateral.
          “Senior Representative” means (a) with respect to the Noteholder First Lien Collateral, the Noteholder Collateral Agent, and (b) with respect to the ABL First Lien Collateral, the ABL Agent.
          “Senior Secured Obligations” means (a) with respect to the ABL Debt Obligations (to the extent such obligations are secured, or are intended to be secured, by the Noteholder First Lien Collateral), the Noteholder Lien Obligations and (b) with respect to Noteholder Lien Obligations (to the extent such obligations are secured, or are intended to be secured, by the ABL First Lien Collateral), the ABL Debt Obligations.
          “Senior Secured Obligations Collateral” means the Collateral in respect of which the Senior Representative (on behalf of itself and the applicable Senior Secured Obligations Secured Parties) holds a Senior Lien.
          “Senior Secured Obligations Secured Parties” means (a) with respect to the Noteholder First Lien Collateral, the Noteholder Lien Secured Parties, and (b) with respect to the ABL First Lien Collateral, the ABL Secured Parties.
          “Senior Secured Obligations Security Documents” means (a) with respect to the ABL First Lien Collateral, the ABL Security Documents, and (b) with respect to the Noteholder First Lien Collateral, the Indenture Noteholder Security Documents and the Additional Noteholder Lien Security Documents.
          “Series of Noteholder Lien Debt” means, severally, the Indenture Notes and any additional notes, any Additional Noteholder Lien Debt Facility and other indebtedness that constitutes Noteholder Lien Debt.
          “Subsidiary” means, with respect to any specified Person (a) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof); and (b) any partnership (i) the sole general partner or the managing general partner of which is such Person or a subsidiary of such Person or (ii) the only general partners of which are such Person or one or more subsidiaries of such Person (or any combination thereof). Unless otherwise specified, a “Subsidiary” shall be a Subsidiary of PGI.
          “TIA” means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date hereof.
          “Tranche 2 Sub-Facility Loans” means (i) “Tranche 2 Revolving Credit Loans” as defined in the ABL Credit Agreement, (ii) “Swing Line Loans,” as defined in the ABL Credit Agreement, to the extent “Tranche 2 Revolving Credit Lenders,” as defined in the ABL Credit Agreement, hold “Tranche 2 Swing Line Participations,” as defined in the ABL Credit Agreement, in such Swing Line Loans in their capacities as such, (iii) “Protective Advances,” as defined in the ABL Credit Agreement, to the extent Tranche 2 Revolving Credit Lenders hold “Tranche 2 Protective Advance Participations,” in such Protective Advances in their capacities as such, (iv) “L/C Advances”, as defined in the ABL Credit Agreement, to the extent made by a Tranche 2 Revolving Credit Lender to fund its “Tranche 2 L/C Participation”, as defined in the ABL Credit Agreement, (v) “Tranche 2 L/C Borrowings,” as defined in the ABL Credit Agreement, (vi) any “Unpaid L/C Lender Amount,” as defined in the ABL Credit Agreement, resulting from a failure by a Tranche 2 Revolving Credit Lender in its capacity as such to fund pursuant to Section 2.03(c) (or any similar provision of an ABL Substitute Facility) of the ABL Credit Agreement, (vii) “Unpaid Swing Line Loan Amount,” as defined in the ABL Credit Agreement, resulting from a failure by a Tranche 2 Revolving Credit Lender in its capacity as such to fund pursuant to Section 2.04(c), (viii) “Tranche 2 Letter of Credit Fees”, as defined in the ABL Credit Agreement and (ix) “Tranche 2 Commitment Fees”, as defined in the ABL Credit Agreement.
          “Tranche 2 Sub-Facility Obligations” means the Tranche 2 Sub-Facility Loans from time to time outstanding and, in any event, Tranche 2 Sub-Facility Obligations shall expressly include any and all interest accruing and fees, costs and charges incurred with respect to the Tranche 2 Sub-Facility Loans, whether before or after the date of any filing by or against any Grantor of any petition or complaint initiating any Insolvency or Liquidation Proceeding, regardless of whether any ABL Secured Party’s claim therefor is enforceable, allowable or allowed as a claim in the Insolvency or Liquidation Proceeding commenced by the filing of such petition or complaint; provided, however, that the aggregate principal amount of, without duplication, any revolving credit commitments, advances, revolving credit loans, letters of credit, term loans, bonds, debentures, notes or similar instruments which constitute “Tranche 2 Sub-Facility Obligations” hereunder shall not exceed $7,500,000.
          “Trustee” means the Original Trustee, and, from and after the date of execution and delivery of the Noteholder Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the indebtedness and other obligations evidenced thereunder or governed thereby, together with its successors in such capacity.
ARTICLE II
Subordination of Junior Liens; Certain Agreements
          SECTION 2.01. Subordination of Junior Liens.
          (a) The grant of the ABL Liens pursuant to the ABL Security Documents and the grant of the Noteholder Liens pursuant to the Indenture Noteholder Security Documents and the Additional Noteholder Lien Security Documents create two separate and distinct Liens on the Collateral.
          (b) Except as provided in Section 2.01(e), all Junior Liens in respect of any Collateral are expressly subordinated and made junior in right, priority, operation and effect to any and all Senior Liens in respect of such Collateral, notwithstanding anything contained in this Agreement, the Noteholder Lien Documents, the ABL Debt Documents, or any other agreement or instrument or operation of law to the contrary, and irrespective of the time, order or method of creation, attachment or perfection of such Junior Liens and Senior Liens or any failure, defect or deficiency or alleged failure, defect or deficiency in any of the foregoing.
          (c) It is acknowledged that (i) the aggregate amount of the Senior Secured Obligations may, subject to the limitations set forth in the Senior Documents, be increased from time to time, (ii) a portion of the Senior Secured Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) the Senior Secured Obligations may, subject to the limitations set forth in the Senior Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, all without affecting the subordination of the Junior Liens hereunder or the provisions of this Agreement defining the relative rights of the ABL Secured Parties and the Noteholder Lien Secured Parties. The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, renewal, restatement or Replacement of either the Junior Secured Obligations (or any part thereof) or the Senior Secured Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Senior Secured Obligations or by any action that any Representative or Secured Party may take or fail to take in respect of any Collateral.
          (d) If at any time ABL Agent shall make a Permitted Subordination (as defined below) with respect to any ABL First Lien Collateral or Noteholder Collateral Agent shall make a Permitted Subordination with respect to Noteholder First Lien Collateral, in each case, to or in favor of any Person, the priority of such Representative’s Liens vis-à-vis the Liens therein of the other Representative shall not be affected thereby and the subordinating Representative’s Liens shall continue to be senior in priority to the other Representative’s Liens in the affected Collateral as and to the extent provided in this Section 2. As used herein, the term “Permitted Subordination” shall mean a voluntary subordination by ABL Agent of its Liens with respect to any or all ABL First Lien Collateral, or by Noteholder Collateral Agent of its Liens with respect to any or all Noteholder First Lien Collateral, in favor of depository banks, securities or commodities intermediaries, landlords, mortgagees, custom brokers, freight forwarders, carriers, warehousemen, factors, Persons who provide DIP Financing and other Persons who provide goods or services to a Grantor in the ordinary course of business.
          (e) Notwithstanding anything to the contrary herein or in any of the Secured Documents or in the Noteholder Collateral Agency Agreement, the Representatives and the holders of ABL Debt Obligations and Noteholder Lien Obligations agree that subject to the provisions of Section 7.04 (A) the Tranche 2 Sub-Facility Obligations relative to the remaining ABL Debt Obligations, hereby are secured Equally and Ratably with the Noteholder Lien Obligations with respect to the Noteholder First Lien Collateral; provided however that the Tranche 2 Sub-Facility Obligations shall not also be entitled to a Junior Lien on the ABL First Lien Collateral (for the avoidance of doubt, the foregoing shall not alter or affect the Lien on the ABL First Lien Collateral granted under the ABL Security Documents for any the Tranche 2 Sub-Facility Obligations and the application of proceeds from collateral set forth in Section 8.04 of the ABL Credit Agreement, and a “Junior Lien” for the purposes of the Tranche 2 Sub-Facility Obligations means a Lien other than one granted pursuant to the ABL Security Documents) and (B) with respect to the Tranche 2 Sub-Facility Obligations, notwithstanding this clause (e), the ABL Agent shall continue to be a Junior Representative with respect to the Noteholder First Lien Collateral and the Noteholder Collateral Agent shall continue to be a Senior Representative with respect to the Noteholder First Lien Collateral and the sole obligation of the Noteholder Collateral Agent with respect to the Tranche 2 Sub-Facility Obligation shall be to give effect to the provisions of Section 7.01; provided that notwithstanding the foregoing provisions of this clause (e), the sole right of a holder of Tranche 2 Sub-Facility Obligations to receive Noteholder First Lien Collateral or proceeds thereof prior to the Discharge of the Senior Secured Debt Obligations in respect of Noteholder Lien Obligations shall be as provided in Section 7.04 hereof and (ii) the Noteholder Lien Secured Parties agree that, without the prior written consent of the ABL Agent (x) the Noteholder Lien Security Documents and the Noteholder Collateral Agency Agreement shall not be amended, waived or modified, (y) no Noteholder Lien Security Documents shall be entered into after the date hereof and (z) no replacement or substitute of the Noteholder Collateral Agency Agreement may be entered into, in each case, to the extent it would have the effect of disproportionately affecting the rights of the holders of the Tranche 2 Sub-Facility Obligations (as such rights are in effect as of the date hereof hereunder or under the Noteholder Lien Security Documents in existence on the date hereof) as compared to the other Noteholder Lien Secured Parties.
          (f) Notwithstanding anything contained herein, any difference in the Noteholder Collateral and the ABL Collateral arising from (x) any variance between the definition of “Excluded Assets” in the Security Agreement (as defined in the ABL Credit Agreement, the “ABL Security Agreement”)) or any definition of similar import in any

ABL Security Document (as any such definition is in effect on the date hereof), on the one hand, and the definition of “Excluded Assets” in the Security Agreement (as defined in the Indenture, the “Noteholder Security Agreement”) or any definition of similar import in any Noteholder Lien Security Document (as any such definition is in effect on the date hereof), on the other hand or (y) the lack of a provision similar to Section 2.01(b) of the Noteholder Security Agreement (as such provision is in effect on the date hereof) in the ABL Security Agreement, in each case shall not be deemed prohibited hereby and no party hereto shall be required to take, or refrain from taking, any action to address such difference.
          SECTION 2.02. No Action With Respect to Junior Secured Obligations Collateral Subject to Senior Liens. Subject to Sections 2.04 and 2.13, no Junior Representative or other Junior Secured Obligations Secured Party shall commence or instruct any Junior Representative to commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Junior Secured Obligations Collateral under any Junior Secured Obligations Security Document, applicable law or otherwise until the associated Discharge of Senior Secured Debt Obligations (including, without limitation, exercising any rights under any deposit account control agreement constituting Junior Secured Obligations Collateral), it being agreed that only the Senior Representative, acting in accordance with the applicable Senior Secured Obligations Security Documents, shall be entitled to take any such actions or exercise any such remedies prior to the associated Discharge of Senior Secured Debt Obligations. Notwithstanding the foregoing, any Junior Representative may, but shall have no obligation to, subject to Section 2.05, take all such actions as it shall deem necessary to perfect or continue the perfection of its Junior Liens.
          SECTION 2.03. No Duties of Senior Representative. Each Junior Secured Obligations Secured Party acknowledges and agrees that neither the Senior Representative nor any other Senior Secured Obligations Secured Party shall have any duties or other obligations to such Junior Secured Obligations Secured Party with respect to any Senior Secured Obligations Collateral, other than to transfer to the Junior Representative proceeds of any such Collateral that constitutes Junior Secured Obligations Collateral remaining in its possession following any sale, transfer or other disposition of such Collateral (in each case, unless the Junior Liens on all such Junior Secured Obligations Collateral are terminated and released prior to or concurrently with such sale, transfer, disposition, payment or satisfaction), or the Discharge of Senior Secured Debt Obligations or if the Senior Representative is in possession of all or any part of any such Collateral after the Discharge of Senior Secured Debt Obligations, such Collateral or any part thereof remaining, in each case without representation or warranty on the part of the Senior Representative or any Senior Secured Obligations Secured Party. In furtherance of the foregoing, each Junior Secured Obligations Secured Party acknowledges and agrees that until the associated Discharge of Senior Secured Debt Obligations secured by any Collateral on which such Junior Secured Obligations Secured Party holds a Junior Lien, the Senior Representative shall be entitled, for the benefit of the holders of such Senior Secured Obligations, to sell, transfer or otherwise dispose of or deal with such Collateral, as provided herein and in the Senior Secured Obligations Security Documents, without regard to any Junior Lien or any rights to which the holders of the Junior Secured Obligations would otherwise be entitled as a result of such Junior Lien. Without limiting the foregoing, each Junior Secured Obligations Secured Party agrees that neither the Senior Representative nor any other Senior Secured Obligations Secured Party shall have any duty or obligation first to marshal or realize upon any type of Senior Secured Obligations Collateral (or any other collateral securing the Senior Secured Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Collateral (or any other collateral securing the Senior Secured Obligations), in any manner that would maximize the return to the Junior Secured Obligations Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Junior Secured Obligations Secured Parties from such realization, sale, disposition or liquidation. Each of the Junior Secured Obligations Secured Parties waives any claim such Junior Secured Obligations Secured Party may now or hereafter have against the Senior Representative or any other Senior Secured Obligations Secured Party (or their representatives) arising out of (i) any actions which the Senior Representative or the Senior Secured Obligations Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Senior Secured Obligations from any account debtor, guarantor or any other party) in accordance with the Senior Secured Obligations Security Documents or any other agreement related thereto or to the collection of the Senior Secured Obligations or the valuation, use, protection or release of any security for the Senior Secured Obligations, (ii) any election by the Senior Representative or any Senior Secured Obligations Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.06, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, the Company or any of its subsidiaries, as debtor-in-possession. Notwithstanding the foregoing, each Grantor agrees that (a) in the event any Grantor takes any action to grant or perfect a Lien in favor of the ABL Agent in any assets constituting ABL First Lien Collateral, such Grantor shall also take such action to grant or perfect a Lien (subject to this Agreement) in favor of the Noteholder Collateral Agent to secure the Noteholder Lien Obligations without request of the Noteholder Collateral Agent and (b) in the event any Grantor takes any action to grant or perfect a Lien in favor of the Noteholder Collateral Agent in any assets constituting Noteholder First Lien Collateral, such Grantor shall also take such action to grant or perfect a Lien (subject to this Agreement) in favor of the ABL Agent to secure the ABL Lien Obligations without request of the ABL Agent.
          SECTION 2.04. No Interference; Payment Over; Reinstatement.
          (a) Each Junior Secured Obligations Secured Party agrees that (i) it will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Junior Lien pari passu with, or to give such Junior Secured Obligations

Secured Party any preference or priority relative to, any Senior Lien with respect to the Collateral subject to such Senior Lien and Junior Lien or any part thereof (except in each case, as provided in Section 7.01 with respect to the Tranche 2 Sub-Facility Obligations), (ii) it will not challenge or question in any proceeding the validity or enforceability of any Senior Secured Obligations or Senior Secured Obligations Security Document, or the validity, attachment, perfection or priority of any Senior Lien, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (iii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral subject to any Junior Lien by any Senior Secured Obligations Secured Parties secured by Senior Liens on such Collateral or any Senior Representative acting on their behalf, (iv) it shall have no right to (A) direct any Senior Representative or any holder of Senior Secured Obligations to exercise any right, remedy or power with respect to the Collateral subject to any Junior Lien or (B) consent to the exercise by any Senior Representative or any other Senior Secured Obligations Secured Party of any right, remedy or power with respect to the Collateral subject to any Junior Lien, (v) it will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against any Senior Representative or other Senior Secured Obligations Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither any Senior Representative nor any other Senior Secured Obligations Secured Party shall be liable for, any action taken or omitted to be taken by such Senior Representative or other Senior Secured Obligations Secured Party with respect to any Collateral securing such Senior Secured Obligations that is subject to any Junior Lien, (vi) it will not seek, and hereby waives any right, to have any Senior Secured Obligations Collateral subject to any Junior Lien or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.
          (b) The Junior Representative and each other Junior Secured Obligations Secured Party hereby agrees that if it shall obtain possession of any Senior Secured Obligations Collateral or shall realize any proceeds or payment in respect of any such Collateral, pursuant to any Junior Secured Obligations Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies, at any time prior to the Discharge of the Secured Debt Obligations, then it shall hold such Collateral, proceeds or payment in trust for the Senior Secured Obligations Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Senior Representative reasonably promptly after obtaining actual knowledge or notice from the Senior Secured Obligations Secured Parties that it has possession of such Senior Secured Obligations Collateral or proceeds or payments in respect thereof. Each Junior Secured Obligations Secured Party agrees that if, at any time, it receives notice or obtains actual knowledge that all or part of any payment with respect to any Senior Secured Obligations previously made shall be rescinded for any reason whatsoever, such Junior Secured Obligations Secured Party shall promptly pay over to the Senior Representative any payment received by it and then in its possession or under its control in respect of any Collateral subject to any Senior Lien securing such Senior Secured Obligations and shall promptly turn any Collateral subject to any such Senior Lien then held by it over to the Senior Representative, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the payment and satisfaction in full of the Senior Secured Obligations. Anything contained herein to the contrary notwithstanding, this Section 2.04(b) shall not apply to any proceeds of Senior Secured Obligations Collateral realized in a transaction not prohibited by the Senior Documents and as to which the possession or receipt thereof by the Junior Representative or other Junior Secured Obligations Secured Party is otherwise permitted by the Senior Documents.
          SECTION 2.05. Release of Liens; Automatic Release of Junior Liens.
          (a) The Junior Representative and each other Junior Secured Obligations Secured Party agree that (i) in the event the Senior Secured Obligations Secured Parties release their Lien on any Senior Secured Obligations Collateral subject to any Junior Lien pursuant to the terms contained in this Agreement (other than a release in connection with a sale, transfer or other disposition of Senior Secured Obligations Collateral, which shall be governed by clause (a)(ii) below), such Junior Lien on such Collateral shall terminate and be released automatically and without further action unless, at the time of such release by the Senior Secured Obligations Secured Parties, an Event of Default shall then have occurred and be continuing under the Junior Documents (provided that any Junior Lien that would have otherwise been released and terminated pursuant to this clause (a)(i) in the absence of such an Event of Default under the Junior Documents shall terminate and be released automatically and without further action when such Event of Default (and all other Events of Default under the Junior Documents) cease to exist); and (ii) in the event of a sale, transfer or other disposition of Senior Secured Obligations Collateral subject to any Junior Lien (regardless of whether or not an Event of Default has occurred and is continuing under the Junior Documents at the time of such sale, transfer or other disposition), such Junior Lien on such Collateral shall terminate and be released automatically and without further action if the applicable Senior Liens on such Collateral are released and if such sale, transfer or other disposition either (A) is then not prohibited by the Junior Documents (either pursuant to the terms of the Junior Documents or pursuant to a consent issued thereunder) or (B) occurs in connection with the foreclosure upon or other exercise of rights and remedies with respect to such Senior Secured Obligations Collateral; provided that such Junior Lien shall remain in place with respect to any proceeds of a sale, transfer or other disposition under this clause (a)(ii) that remain after the associated Discharge of Senior Secured Debt Obligations. In addition, for the avoidance of doubt, the Junior Representative and each Junior Secured Obligations Secured Party agree that, with respect to any property or assets that would otherwise constitute Senior Secured Obligations Collateral, the requirement that a Junior Lien attach to, or be perfected with respect to, such property or assets shall be waived automatically and without further action so long as the requirement that a Senior Lien attach to, or be perfected with respect to, such property or assets is waived by the Senior Secured Obligations Secured Parties (or the Senior Representative) in accordance with the Senior Documents and so long as no Event of Default under the Junior Documents shall have occurred, be continuing or would result therefrom at such time. Notwithstanding the foregoing, in the event of release of Liens by the Senior Secured

Obligations Secured Parties on all or substantially all of the Senior Secured Obligations Collateral (other than when such release occurs in connection with the Senior Secured Obligations Secured Parties’ foreclosure upon or other exercise of rights and remedies with respect to such Collateral), no release of the Junior Lien on such Senior Secured Obligations Collateral under this Section 2.05 shall be made unless (A) consent to the release of such Junior Liens has been given by the requisite percentage or number of the Junior Secured Obligations Secured Parties at the time outstanding as provided for in the applicable Junior Documents and (B) PGI has delivered an Officer’s Certificate to the ABL Agent, the Noteholder Collateral Agent and the Secured Debt Representatives (if any) certifying that all such consents have been obtained.
          (b) The ABL Agent and the Noteholder Collateral Agent agree for the benefit of the Grantors that, with respect to the release of any Collateral, if the ABL Agent or Noteholder Collateral Agent, as applicable, at any time receives:
     (i) an Officer’s Certificate stating that (A) the signing officer has read Article 2 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable such Persons to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Documents, if any, relating to the release of such Collateral have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been complied with;
     (ii) prior to the associated Discharge of Senior Secured Debt Obligations, the written confirmation of the applicable Senior Representative (or, at any time after the associated Discharge of Senior Secured Debt Obligations, the Junior Representative) (such confirmation to be given promptly following receipt of, and based solely on, the Officer’s Certificate described in clause (i) above), in its view, such release is permitted by Section 2.05(a) and the respective Secured Documents governing the Noteholder Lien Obligations or the ABL Debt Obligations, as applicable, the holders of which such Representative represents;
then the ABL Agent or Noteholder Collateral Agent, as applicable, will execute (with such acknowledgements and/or notarizations as are required) and deliver such release to the applicable Grantor on or before the later of (x) the date specified in such request for such release and (y) the fifth business day (or such shorter period as shall be acceptable to the Representative) after the date of receipt of the items required by this Section 2.05(b) by the applicable Representative.
          (c) The Junior Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall reasonably be requested by the Senior Representative to evidence and confirm any release of Junior Secured Obligations Collateral provided for in this Section 2.05.
          SECTION 2.06. Certain Agreements With Respect to Insolvency or Liquidation Proceedings.

          (a) This Agreement shall continue in full force and effect, notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against Parent, PGI or any of PGI’s Subsidiaries.
          (b) If Parent, PGI or any of its Subsidiaries shall become subject to a case under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral with the consent of the DIP Lenders under Section 363 of the Bankruptcy Code, each Junior Secured Obligations Secured Party agrees that it will raise no objection to any such financing or to the Liens on the Senior Secured Obligations Collateral securing the same (“DIP Financing Liens”), or to any use of cash collateral that constitutes Senior Secured Obligations Collateral, unless the Senior Secured Obligations Secured Parties, or Senior Representative, shall then oppose or object to such DIP Financing in which case, each Junior Secured Obligations Secured Party may raise an objection to such DIP Financing or such use of cash collateral only to the extent of and consistent in all respects with the opposition or objection of the Senior Secured Obligations Secured Parties or Senior Representative, as applicable (and, to the extent that such DIP Financing Liens or use of such cash collateral or such DIP Financing Liens are senior to, or rank pari passu with, the Senior Liens, the Junior Representative will, for itself and on behalf of the other Junior Secured Obligations Secured Parties, subordinate the Junior Liens on the Senior Secured Obligations Collateral to the Senior Liens and the DIP Financing Liens), so long as the Junior Secured Obligations Secured Parties retain their Liens on all the Junior Secured Obligations Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority as existed prior to the commencement of the case under the Bankruptcy Code. Nothing in this Agreement shall limit (x) the right of any Senior Secured Obligations Secured Parties to consent to the use of cash collateral or consent to or provide any DIP Financing on terms other than the terms set forth herein or (y) the right of any Junior Secured Obligations Secured Parties to object to such DIP Financing or use of Senior Secured Obligations cash collateral on terms other than those set forth herein; provided that any Lien on ABL First Lien Collateral securing any DIP Financing provided by any Noteholder Lien Secured Parties shall be subject to the priorities set forth herein and any Lien on Noteholder First Lien Collateral securing any DIP Financing provided by any ABL Secured Parties shall be subject to the priorities set forth herein.
          (c) Each Junior Secured Obligations Secured Party agrees that it will not object to or oppose a sale or other disposition of any Senior Secured Obligations Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Secured Obligations Secured Parties shall have consented to such sale or disposition of such Senior Secured Obligations Collateral and all Senior Liens and Junior Liens will attach to the proceeds of the sale.
          (d) (i) No Noteholder Lien Secured Party shall object to or oppose (or support the objection or opposition of any other Person) in any Insolvency or Liquidation Proceeding to (A) any motion or other request by any ABL Secured Party for adequate protection with respect to ABL Agent’s Liens upon the ABL First Lien Collateral, including any claim of any ABL Secured Party to post-petition interest as a result of the ABL Lien on the ABL First Lien Collateral (so long as any post-petition interest paid as a result thereof is not paid from the proceeds of Noteholder First Lien Collateral), a request for the application of proceeds of ABL First Lien Collateral to the ABL Debt Obligations, and request for replacement Liens on post-petition assets of the same type as the ABL First Lien Collateral, or (B) any objection or opposition by any ABL Secured Party to any motion, relief, action or proceeding based on such ABL Secured Party claiming a lack of adequate protection with respect to the ABL Liens in the ABL First Lien Collateral. In addition, the ABL Agent, for itself and on behalf of the ABL Secured Parties, may seek adequate protection of its junior interest in the Noteholder First Lien Collateral, subject to the provisions of this Agreement; provided, that (x) the Noteholder Collateral Agent is granted adequate protection in the form of a replacement Lien on post-petition assets of the same type as the Noteholder First Lien Collateral, and (y) such adequate protection required by the ABL Agent is in the form of a replacement Lien on post-petition assets of the same type as the Noteholder First Lien Collateral. Such Lien on post-petition assets of the same type as the Noteholder First Lien Collateral, if granted to the ABL Agent, will be subordinated to the adequate protection Liens granted in favor of the Noteholder Collateral Agent on such post-petition assets, and, if applicable, to the DIP Financing Liens of the Noteholder Collateral Agent or any other Noteholder Lien Secured Party on such post-petition assets of the same type as the Noteholder First Lien Collateral. If the ABL Agent, for itself and on behalf of the ABL Secured Parties, seeks or requires (or is otherwise granted) adequate protection of its junior interest in the Noteholder First Lien Collateral in the form of a replacement Lien of the post-petition assets of the same type as the Noteholder First Lien Collateral, then the ABL Agent, for itself and the ABL Secured Parties, agrees that the Noteholder Collateral Agent shall also be granted a replacement Lien on such post-petition assets as adequate protection of its senior interest in the Noteholder First Lien Collateral and that the ABL Agent’s replacement Lien shall be subordinated to the replacement Lien of the Noteholder Collateral Agent on the same basis as the Liens of the ABL Agent on the Noteholder First Lien Collateral are subordinated to the Liens of the Noteholder Collateral Agent on the Noteholder First Lien Collateral under this Agreement. If the ABL Agent or any ABL Secured Party receives as adequate protection a Lien on post-petition assets of the same type as the ABL First Lien Collateral, then such post-petition assets shall also constitute ABL First Lien Collateral to the extent of any allowed claim of the ABL Secured Parties secured by such adequate protection Lien and shall be subject to this Agreement.
          (ii) No ABL Secured Party shall object to or oppose (or support the objection or opposition of any other Person) in any Insolvency or Liquidation Proceeding to (A) any motion or other request by any Noteholder Lien Secured Party for adequate protection of the Noteholder Collateral Agent’s Liens upon any of the Noteholder First Lien Collateral, including any claim of any Noteholder Lien Secured Party to post-petition interest as a result of the Noteholder Lien on the Noteholder First Lien Collateral (so long as any post-petition interest paid as a result thereof is paid solely from the proceeds of Noteholder First Lien Collateral), a request for the application of proceeds of Noteholder First Lien Collateral to the Noteholder Debt Obligations, and request for replacement Liens on post-petition assets of the same type as the Noteholder First Lien Collateral or (B) any objection or opposition by any Noteholder Lien Secured Party to any motion, relief, action or proceeding based on such Noteholder Lien Secured Party claiming a lack of adequate protection with respect to Noteholder Collateral Agent’s Liens in the Noteholder First Lien Collateral. In addition, the Noteholder Collateral Agent, for itself and on behalf of the Noteholder Secured Parties, may seek adequate protection of its junior interest in the ABL First Lien Collateral, subject to the provisions of this Agreement; provided, that (x) the ABL Agent is granted adequate protection in the form of a replacement Lien on post-petition assets of the same type as the ABL First Lien Collateral, and (y) such adequate protection required by the Noteholder Collateral Agent is in the form of a replacement Lien on post-petition assets of the same type as the ABL First Lien Collateral. Such Lien on post-petition assets of the same type as the ABL First Lien Collateral, if granted to the Noteholder Collateral Agent, will be subordinated to the adequate protection Liens granted in favor of the ABL Agent on such post-petition assets, and, if applicable, to the DIP Financing Liens of the ABL Agent or any other ABL Secured Party on such post-petition assets of the same type as the ABL First Lien Collateral. If the Noteholder Collateral Agent, for itself and on behalf of the Noteholder Lien Secured Parties, seeks or requires (or is otherwise granted) adequate protection of its junior interest in the ABL First Lien Collateral in the form of a replacement Lien on the post-petition assets of the same type as the ABL First Lien Collateral, then the Noteholder Collateral Agent, for itself and the Noteholder Lien Secured Parties, agrees that the ABL Agent shall also be granted a replacement Lien on such post-petition assets as adequate protection of its senior interest in the ABL First Lien Collateral and that the Noteholder Collateral Agent’s replacement Lien shall be subordinated to the replacement Lien of the ABL Agent on the same basis as the Liens of the Noteholder Collateral Agent on the ABL First Lien Collateral are subordinated to the Liens of the ABL Agent on the ABL First Lien Collateral under this Agreement. If the Noteholder Collateral Agent or any Noteholder Lien Secured Party receives as adequate protection a Lien on post-petition assets of the same type as the Noteholder First Lien Collateral, then such post-petition assets shall also constitute Noteholder First Lien Collateral to the extent of any allowed claim of the Noteholder Lien Secured Parties secured by such adequate protection Lien and shall be subject to this Agreement.
          (e) Prior to Discharge of the Senior Secured Debt Obligations and any DIP Financing provided by the Senior Secured Obligations Secured Parties, no Junior Secured Obligations Secured Party shall seek relief from the automatic stay in any Insolvency or Liquidation Proceeding with respect to any Senior Secured Obligations Collateral unless (i) otherwise consented to by the Senior Representative or (ii) the Senior Representative or Senior Secured Obligations Secured Parties shall have previously sought relief from the automatic stay with respect to such Collateral to commence a lien enforcement action with respect to such Senior Secured Obligations Collateral.
          SECTION 2.07. Reinstatement. In the event that any of the Senior Secured Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such Senior Secured Obligations shall again have been paid in full in cash.

          SECTION 2.08. Entry Upon Premises by the ABL Agent and the ABL Secured Parties.
          (a) If the ABL Agent takes any enforcement action with respect to the ABL First Lien Collateral, the Noteholder Lien Secured Parties (i) shall reasonably cooperate with the ABL Agent (at the sole cost and expense of the ABL Agent and subject to the condition that the Noteholder Lien Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the Noteholder Lien Secured Parties) in its efforts to enforce its security interest in the ABL First Lien Collateral and to finish any work-in-process and assemble the ABL First Lien Collateral, (ii) shall not take any action designed or intended to hinder or restrict in any respect the ABL Agent from enforcing its security interest in the ABL First Lien Collateral or from finishing any work-in-process or assembling the ABL First Lien Collateral, and (iii) subject to the rights of any landlords under real estate leases, shall permit the ABL Agent, its employees, agents, advisers and representatives, at the sole cost and expense of the ABL Secured Parties and upon reasonable advance notice, to enter upon and use the Noteholder First Lien Collateral (including (x) equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and (y) intellectual property), for a period not to exceed 180 days after the taking of such enforcement action, for purposes of (1) assembling and storing the ABL First Lien Collateral and completing the processing of and turning into finished goods of any ABL First Lien Collateral consisting of work-in-process, (2) selling any or all of the ABL First Lien Collateral located on such Noteholder First Lien Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise, (3) removing any or all of the ABL First Lien Collateral located on such Noteholder First Lien Collateral, or (4) taking reasonable actions to protect, secure and otherwise enforce the rights of the ABL Secured Parties in and to the ABL First Lien Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of the Noteholder Collateral Agent from selling, assigning or otherwise transferring any Noteholder First Lien Collateral prior to the expiration of such 180-day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section. If any stay or other order prohibiting the exercise of remedies with respect to the ABL First Lien Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order. If the ABL Agent conducts a public auction or private sale of the ABL First Lien Collateral at any of the real property included within the Noteholder First Lien Collateral, the ABL Agent shall provide the Noteholder Collateral Agent with reasonable notice and use reasonable efforts to hold such auction or sale in a manner which would not unduly disrupt the Noteholder Collateral Agent’s use of such real property.
          (b) During the period of actual occupation, use or control by the ABL Secured Parties or their agents or representatives of any Noteholder First Lien Collateral, the ABL Secured Parties shall (i) be responsible for the ordinary course third-party expenses related thereto, including costs with respect to heat, light, electricity, water and real property taxes with respect to that portion of any premises so used or occupied, and (ii) be obligated to repair at their expense any physical damage to such Noteholder First

Lien Collateral or other assets or property resulting from such occupancy, use or control, and to leave such Noteholder First Lien Collateral or other assets or property in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. The ABL Secured Parties agree to pay, indemnify and hold the Trustee and the Noteholder Collateral Agent harmless from and against any third-party liability resulting from the gross negligence or willful misconduct of the ABL Agent or any of its agents, representatives or invitees in its or their operation of such facilities. Notwithstanding the foregoing, in no event shall the ABL Secured Parties have any liability to the Noteholder Lien Secured Parties pursuant to this Section as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Noteholder First Lien Collateral existing prior to the date of the exercise by the ABL Secured Parties of their rights under this Section and the ABL Secured Parties shall have no duty or liability to maintain the Noteholder First Lien Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties, or for any diminution in the value of the Noteholder First Lien Collateral that results solely from ordinary wear and tear resulting from the use of the Noteholder First Lien Collateral by the ABL Secured Parties in the manner and for the time periods specified under this Section 2.08. Without limiting the rights granted in this paragraph, the ABL Agent, to the extent that rights have been exercised under this Section 2.08 by the ABL Agent, shall cooperate with the Noteholder Lien Secured Parties in connection with any efforts made by the Noteholder Lien Secured Parties to sell the Noteholder First Lien Collateral.
          SECTION 2.09. Insurance. Unless and until written notice by the ABL Agent to the Noteholder Collateral Agent that the Discharge of Senior Secured Debt Obligations in respect of the ABL Debt Obligations has occurred, as between the ABL Agent, on the one hand, and the Noteholder Collateral Agent, on the other hand, only the ABL Agent will have the right (subject to the rights of the Grantors under the ABL Debt Documents and the Noteholder Lien Documents) to adjust or settle any insurance policy or claim covering or constituting ABL First Lien Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the ABL First Lien Collateral. Unless and until written notice by the Noteholder Collateral Agent to the ABL Agent that the Noteholder Lien Obligations have been paid in full, as between the ABL Agent, on the one hand, and the Noteholder Collateral Agent, on the other hand, only the Noteholder Collateral Agent will have the right (subject to the rights of the Grantors under the ABL Debt Documents and the Noteholder Lien Documents) to adjust or settle any insurance policy covering or constituting Noteholder First Lien Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding solely affecting the Noteholder First Lien Collateral. To the extent that an insured loss covers or constitutes both ABL First Lien Collateral and Noteholder First Lien Collateral, then the ABL Agent and the Noteholder Collateral Agent will work jointly and in good faith to collect, adjust or settle (subject to the rights of the Grantors under the ABL Debt Documents and the Noteholder Lien Documents) under the relevant insurance policy.
          SECTION 2.10. Refinancings and Additional Secured Debt.

          (a) The ABL Debt Obligations and the Noteholder Lien Obligations may be Replaced, in whole or in part, by any ABL Substitute Facility or Noteholder Substitute Facility, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any ABL Debt Document or any Noteholder Lien Document) of any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that the holders of any such ABL Substitute Facility or Noteholder Substitute Facility (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the Noteholder Collateral Agent or the ABL Agent, as the case may be, shall reasonably request and in the form and substance reasonably acceptable to the Noteholder Collateral Agent or the ABL Agent, as the case may be; it being understood that a Lien Sharing and Priority Confirmation Joinder shall be a document reasonably acceptable to the Noteholder Collateral Agent and ABL Collateral Agent. In connection with any Replacement contemplated by this Section 2.10, this Agreement may be amended at the request and sole expense of the Company, and without the consent of either Representative, (a) to add parties (or any authorized agent or trustee therefor) providing any such ABL Substitute Facility or Noteholder Substitute Facility, (b) to establish that Liens on any Noteholder First Lien Collateral securing such ABL Substitute Facility or Noteholder Substitute Facility shall have the same priority as the Liens on any Noteholder First Lien Collateral securing the indebtedness being refinanced or replaced, and (c) to establish that the Liens on any ABL First Lien Collateral securing such ABL Substitute Facility or Noteholder Substitute Facility shall have the same priority as the Liens on any ABL First Lien Collateral securing the indebtedness being refinanced or replaced, all on the terms provided for herein immediately prior to such refinancing or replacement.
          (b) Each Grantor will be permitted to designate as an additional holder of Secured Debt Obligations hereunder each Person who is, or who becomes, the registered holder of Noteholder Lien Debt incurred by such Grantor after the date of this Agreement in accordance with the terms of all applicable Secured Documents. Each Grantor may effect such designation by delivering to the Noteholder Collateral Agent and the ABL Agent, each of the following:
          (i) an Officer’s Certificate stating that such Grantor intends to incur Additional Noteholder Lien Debt (“Additional Secured Debt”) which will be Noteholder Lien Debt permitted by each applicable Secured Document to be incurred and secured by a Noteholder Lien equally and ratably with all previously existing and future Noteholder Lien Debt;
          (ii) an authorized agent, trustee or other representative on behalf of the holders or lenders of any Additional Secured Debt must be designated as an additional holder of Secured Debt Obligations hereunder and must, prior to such designation, sign and deliver on behalf of the holders or lenders of such Additional Secured Debt a Lien Sharing and Priority Confirmation Joinder, and, to the extent necessary or appropriate to facilitate such transaction, a new intercreditor agreement substantially similar to this Agreement, as in effect on the date hereof; and
          (iii) evidence that Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations deemed necessary by such Grantor and the holder of such Additional Secured Debt, or its Secured Debt Representative, to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Noteholder Lien Security Documents.
Notwithstanding the foregoing, nothing in this Agreement will be construed to allow any Grantor to incur additional indebtedness unless otherwise permitted by the terms of each applicable Secured Document.
          SECTION 2.11. No Interference.
          (a) The ABL Secured Parties may agree to modify the terms of any of the ABL Debt Obligations and grant extensions of the time of payment or performance to and make compromises (including releases of Liens on the ABL First Lien Collateral or of guaranties) and settlements with any and all Grantors and all other Persons, in each case, without the consent of the Noteholder Lien Secured Parties and without affecting the agreements of the Noteholder Lien Secured Parties in this Agreement. If an ABL Secured Party should amend or waive any provisions of the ABL Debt Documents, whether or not any ABL Secured Party has knowledge that such amendment or waiver would result in a breach of any Noteholder Lien Documents or an Event of Default under any Noteholder Lien Documents, or knowledge of an act, condition or event which with notice or passage of time or both would constitute an Event of Default under any Noteholder Lien Documents, in no event shall the ABL Secured Parties have any liability to any Noteholder Lien Secured Parties as a result of such breach and, without limiting the generality of the foregoing, the ABL Secured Parties shall not have any liability for tortious interference with contractual relations or for inducement by the ABL Secured Parties of any Grantor to breach any contract or otherwise. Nothing contained in this Section 2.11(a) shall limit, impair or waive any right that the Noteholder Lien Secured Parties have to enforce any of the provisions of the Noteholder Lien Documents against any Grantor and the provisions of this Agreement against any ABL Secured Party.
          (b) The Noteholder Lien Secured Parties may agree to modify the terms of any of the Noteholder Lien Obligations and grant extensions of the time of payment or performance to and make compromises (including releases of Liens on Noteholder First Lien Collateral or of guaranties) and settlements with any and all Grantors and all other Persons, in each case, without the consent of the ABL Secured Parties and without affecting the agreements of the ABL Secured Parties in this Agreement. If a Noteholder Lien Secured Party should amend or waive any provisions of the Noteholder Lien Documents, whether or not any Noteholder Lien Secured Party has knowledge that such amendment or waiver would result in a breach of any ABL Debt Documents or an Event of Default under any ABL Debt Documents, or knowledge of an act, condition or event which with notice or passage of time or both would constitute an Event of Default under any ABL Debt Documents, in no event shall the Noteholder Lien Secured Parties have any liability to any ABL Secured Parties as a result of such breach and, without limiting the generality of the foregoing, the Noteholder Lien Secured Parties shall not have any liability for tortious interference with contractual relations or for inducement by the Noteholder Lien Secured Parties of any Grantor to breach any contract or otherwise. Nothing contained in this Section 2.11(b) shall limit, impair or waive any right that the ABL Secured Parties have to enforce any of the provisions of the ABL Documents against any Grantor and the provisions of this Agreement against any Noteholder Lien Secured Party.
          SECTION 2.12. Legends. The Grantors and ABL Agent acknowledge with respect to the ABL Credit Agreement and the ABL Security Documents, on the one hand, and the Grantors and Noteholder Collateral Agent acknowledge with respect to (a) the Indenture and the Indenture Noteholder Security Documents and (b) the Additional Noteholder Lien Debt Facility and the Additional Noteholder Lien Security Documents, if any, on the other hand, that the ABL Credit Agreement, the Indenture, the Additional Noteholder Lien Debt Facility (if any) and each associated Security Document granting any security interest in the Collateral will contain the appropriate legend substantially in the form of Annex I. The Noteholder Collateral Agent shall have no duty to assure that any such legend so appears, all such duties being that of Grantors.
          SECTION 2.13. Junior Secured Obligations Secured Parties Rights as Unsecured Creditors. Notwithstanding the provisions of Sections 2.02, 2.04(a) and 2.06(b), (c), (d) and (e) or otherwise, both before and during an Insolvency or Liquidation Proceeding, any of the Junior Secured Obligations Secured Parties may take any actions and exercise any and all rights that would be available to a holder of unsecured claims, including, without limitation, the commencement of an Insolvency or Liquidation Proceeding against Parent, PGI or any other Grantor in accordance with applicable law; provided, that the Junior Secured Obligations Secured Parties may not take any of the actions prohibited by Section 2.02, clauses (i) through (vii) of Section 2.04(a) or Section 2.06(b), (c), (d) and (e); provided, further, that in the event that any of the Junior Secured Obligations Secured Parties becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Junior Secured Obligations, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Senior Secured Obligations) as the other Liens securing the Junior Secured Obligations are subject to this Agreement.
          SECTION 2.14. Amendments to ABL Security Documents and Noteholder Lien Security Documents.
          (a) In the event the ABL Agent or any ABL Secured Party and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the ABL Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any ABL Security Document or changing in any manner the rights of the ABL Agent, such ABL Secured Party, or any Grantor thereunder, then to the extent such amendment, waiver or consent applies solely to ABL First Lien Collateral then such amendment, waiver or consent shall apply automatically to any comparable provision of the comparable Noteholder Lien Security Documents without the consent of the Noteholder Collateral Agent or the Noteholder Lien Secured Parties and without any action by the Noteholder Collateral Agent or any Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the Lien of the Noteholder Lien Security Documents, except to the extent that a release of such Lien is permitted by Section 2.05 of this Agreement and provided that there is a corresponding release of the Lien securing the ABL Debt Obligations, (ii) imposing duties on the Noteholder Collateral Agent without its consent or (iii) permitting other Liens on the Collateral not permitted under the terms of the Noteholder Lien Debt Documents or this Agreement and (B) notice of such amendment, waiver or consent shall have been given to the Noteholder Collateral Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.
          (b) In the event the Noteholder Collateral Agent or any Noteholder Lien Secured Party and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the Noteholder Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Noteholder Lien Security Document or changing in any manner the rights of the Noteholder Collateral Agent, such Noteholder Lien Secured Party, or any Grantor thereunder, then to the extent such amendment, waiver or consent applies solely to Noteholder First Lien Collateral then such amendment, waiver or consent shall apply automatically to any comparable provision of the comparable ABL Security Documents without the consent of the ABL Agent or the ABL Secured Parties and without any action by the ABL Agent or any Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the Lien of the ABL Debt Security Documents, except to the extent that a release of such Lien is permitted by Section 2.05 of this Agreement and provided that there is a corresponding release of the Lien securing the Noteholder Lien Obligations, (ii) imposing duties on the ABL Agent without its consent or (iii) permitting other Liens on the Collateral not permitted under the terms of the ABL Debt Documents or this Agreement and (B) notice of such amendment, waiver or consent shall have been given to the ABL Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.
          SECTION 2.15. Tracing of Proceeds.
     Other than by virtue of a sale, transfer, conveyance or other disposition of Noteholder First Lien Collateral for which the proceeds thereof have been segregated, all proceeds realized from the sale, transfer, conveyance or other disposition of assets constituting Noteholder First Lien Collateral shall lose their characterization as Noteholder First Lien Collateral and as “proceeds” of Noteholder First Lien Collateral upon the receipt of such proceeds by or on behalf of PGI or any Guarantor and application thereof to the obligations under the ABL Credit Agreement; provided that if (i) written notice by the Noteholder Collateral Agent of an Event of Default under and as defined in the Indenture has been delivered to the ABL Agent or (ii) an Insolvency or Liquidation Proceeding has been initiated with respect to PGI or any Guarantor, all identifiable proceeds of Noteholder First Lien Collateral received by the Issuer or any Guarantor thereafter shall constitute Noteholder First Lien Collateral.
ARTICLE III
Gratuitous Bailment for Perfection of Certain Security Interests; Rights Under Permits and Licenses
          SECTION 3.01. General. The Senior Representative agrees that if it shall at any time hold a Senior Lien on any Junior Secured Obligations Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the Senior Representative, the Senior Representative will serve as gratuitous bailee for the Junior Representative for the sole purpose of perfecting the Junior Lien of the Junior Representative on such Collateral. It is agreed that the obligations of the Senior Representative and the rights of the Junior Representative and the other Junior Secured Obligations Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the Senior Representative will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Junior Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Junior Representative or other Junior Secured Obligations Secured Party or any other person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Junior Secured Obligations Secured Parties to obtain a perfected Junior Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such account by the Senior Representative. Subject to Section 2.07 and to the Senior Representative receiving such indemnifications as shall be required by such Senior Representative, from and after the associated Discharge of Senior Secured Debt Obligations, the Senior Representative shall take all such actions in its power as shall reasonably be requested by the Junior Representative (at the sole cost and expense of the Grantors) to transfer possession of such Collateral in its possession (in each case to the extent the Junior Representative has a Lien on such Collateral after giving effect to any prior or concurrent releases of Liens) to the Junior Representative (and with respect to any Collateral constituting ABL First Lien Collateral, to the Noteholder Collateral Agent for the benefit of all applicable Junior Secured Obligations Secured Parties).
          SECTION 3.02. Deposit Accounts.
          (a) The Grantors, to the extent required by the ABL Credit Agreement, may from time to time establish deposit accounts (the “Deposit Accounts”) with certain depositary banks in which collections from Inventory and Accounts may be deposited. To the extent that any such Deposit Account is under the control of the ABL Agent and Noteholder Lien Secured Parties at any time, the ABL Agent will act as gratuitous bailee and agent for the Noteholder Collateral Agent for the purpose of perfecting the Liens of the Noteholder Lien Secured Parties in such Deposit Accounts and the cash and other assets therein as provided in Section 3.01 (but will have no duty, responsibility or obligation to the Noteholder Lien Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection). Unless the Junior Liens on such ABL First Lien Collateral shall have been or concurrently are released, after the occurrence of Discharge of Senior Secured Debt Obligations, the ABL Agent shall, to the extent that the same are then under the sole dominion and control of the ABL Agent and that such action is otherwise within the power and authority of the ABL Agent pursuant to the ABL Documents, at the request of the Noteholder Collateral Agent, cooperate with the Grantors and the Noteholder Collateral Agent (at the expense of the Grantors) in permitting control of any Deposit Accounts to be transferred to the Noteholder Collateral Agent (or for other arrangements with respect to each such Deposit Accounts satisfactory to the Noteholder Collateral Agent to be made).
          (b) The Grantors, the Representatives, the Secured Parties and all other parties hereto agree that only proceeds of the Noteholder First Lien Collateral may be deposited in the Collateral Proceeds Account and the Grantors agree to so instruct each account debtor of each Grantor and each other applicable Person and to take all other actions necessary to give effect to the intent of this Section 3.02(b). Without limiting the generality of the foregoing, the Noteholder Collateral Agent hereby agrees that if the Collateral Proceeds Account contains any proceeds of the ABL First Lien Collateral, it shall hold such proceeds in trust for the ABL Secured Parties and transfer such proceeds to the ABL Secured Parties reasonably promptly after obtaining actual knowledge or notice from the ABL Secured Parties that it has possession of such proceeds in accordance with Section 2.04(b).
          SECTION 3.03. Rights under Permits and Licenses. The Noteholder Collateral Agent agrees that if the ABL Agent shall require rights available under any permit or license controlled by the Noteholder Collateral Agent (as certified to the Noteholder Collateral Agent by the ABL Agent, upon which the Noteholder Collateral Agent may rely) in order to realize on any ABL First Lien Collateral, the Noteholder Collateral Agent shall (subject to the terms of the Indenture, including the Noteholder Collateral Agent’s rights to indemnification thereunder) take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the ABL Agent in writing, to make such rights available to the ABL Agent, subject to the Noteholder Liens. The ABL Agent agrees that if the Noteholder Collateral Agent shall require rights available under any permit or license controlled by the ABL Agent (as certified to the ABL Agent by the Noteholder Collateral Agent, upon which the ABL Agent may rely) in order to realize on any Noteholder First Lien Collateral, the ABL Agent shall (subject to its right to receive indemnification) take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the Noteholder Collateral Agent in writing, to make such rights available to the Noteholder Collateral Agent, subject to the ABL Liens.

ARTICLE IV
Existence and Amounts of Liens and Obligations
          Whenever a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Senior Secured Obligations (or the existence of any commitment to extend credit that would constitute Senior Secured Obligations) or Junior Secured Obligations, or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of PGI. Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Grantors or any of their Subsidiaries, any Secured Party or any other person as a result of such determination.
ARTICLE V
Consent of Grantors
          Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Security Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).
ARTICLE VI
Representations and Warranties
          SECTION 6.01. Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:
          (a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.
          (b) This Agreement has been duly executed and delivered by such party.
          (c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority of which the failure to obtain could reasonably be expected to have a Material Adverse Effect (as defined in the ABL Credit Agreement), (ii) will not violate any applicable law or regulation or any order of any governmental authority or, to its knowledge, any indenture, agreement or other instrument binding upon such party which could reasonably be expected to have a Material Adverse Effect and (iii) will not violate the charter, by-laws or other organizational documents of such party.
          SECTION 6.02. Representations and Warranties of Each Representative. Each of the Noteholder Collateral Agent and the ABL Agent represents and warrants to the other parties hereto that it is authorized under the Noteholder Collateral Agency Agreement and the ABL Credit Agreement, as the case may be, to enter into this Agreement.
ARTICLE VII
Payments
          SECTION 7.01. Application of Proceeds.
          (a) So long as the Discharge of Senior Secured Debt Obligations in respect of the ABL Debt Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all ABL First Lien Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such ABL First Lien Collateral upon the exercise of remedies or other enforcement action by either Representative or any ABL Secured Party or Noteholder Lien Secured Party, shall be delivered to the ABL Agent and shall be applied or further distributed by the ABL Agent to or on account of the ABL Debt Obligations in such order, if any, as specified in the relevant ABL Debt Documents or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of Senior Secured Debt Obligations in respect of ABL Debt Obligations, the ABL Agent shall deliver to the Noteholder Collateral Agent any Collateral and proceeds of Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements, to be applied by the Noteholder Collateral Agent to the Noteholder Lien Obligations in such order as specified in the Noteholder Lien Documents (subject to Section 7.04 below) or as a court of competent jurisdiction may otherwise direct.
          (b) So long as the Discharge of Senior Secured Debt Obligations in respect of the Noteholder Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all Noteholder First Lien Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Noteholder First Lien Collateral upon the exercise of remedies or other enforcement action by either Representative or any Noteholder Lien Secured Party or ABL Secured Party, shall be delivered to the Noteholder Collateral Agent and shall be applied by the Noteholder Collateral Agent to the Noteholder Lien Obligations in such order as specified in the relevant Noteholder Lien Documents or as a court of competent jurisdiction may otherwise direct provided that if at such time a Covered Action shall have occurred and the Discharge of the Senior Secured Debt Obligations in respect of the Tranche 2 Sub-Facility Obligations has not occurred, then Section 7.04 shall apply for the benefit of the Tranche 2 Sub-Facility Obligations. Upon the Discharge of Senior Secured Debt Obligations in respect of Noteholder Lien Obligations, the Noteholder Collateral Agent shall deliver to the ABL Agent any Collateral and proceeds of Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements to be applied by the ABL Agent to the ABL Debt Obligations in such order as specified in the ABL Debt Documents or as a court of competent jurisdiction may otherwise direct.
          SECTION 7.02. Payments Over in Violation of Agreement. So long as the Discharge of Senior Secured Debt Obligations in respect of either the ABL Debt Obligations or the Noteholder Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral received by either Representative or any Noteholder Lien Secured Party or ABL Secured Party in connection with the exercise of any right, power, or remedy (including set-off) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the appropriate Senior Representative for the benefit of the holders of the applicable Senior Secured Obligations in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each Representative is hereby authorized by the other Representative to make any such endorsements as agent for the other Representative or any Noteholder Lien Secured Party or ABL Secured Party, as applicable. This authorization is coupled with an interest and is irrevocable until the Discharge of Senior Secured Debt Obligations in respect of both the ABL Debt Obligations and the Noteholder Lien Obligations.
          SECTION 7.03. Application of Payments. Subject to the other terms of this Agreement including, without limitation Section 7.04, all payments received by (a) the ABL Agent or the ABL Secured Parties may be applied, reversed and reapplied, in whole or in part, to the ABL Debt Obligations to the extent provided for in the ABL Debt Documents and (b) the Noteholder Collateral Agent or the Noteholder Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to the Noteholder Lien Obligations to the extent provided for in the Noteholder Lien Documents.
SECTION 7.04. Application of Payment in Respect of Noteholder First Lien Collateral In Connection with Covered Actions. So long as the Discharge of the Senior Secured Debt Obligations in respect of the Tranche 2 Sub-Facility Obligations has not occurred, the Tranche 2 Sub-Facility Obligations shall be entitled to be paid out of the proceeds of Noteholder First Lien Collateral to the extent set forth in the Noteholder Collateral Agency Agreement. Subject to the Discharge of the Senior Secured Debt Obligations in respect of the Tranche 2 Sub-Facility Obligations, the Noteholder Collateral Agent and the Noteholder Lien Secured Parties shall be subrogated to the rights of the ABL Agent to receive distributions in respect of the Noteholder First Lien Collateral with respect to the Tranche 2 Sub-Facility Obligations until the Discharge of the Senior Secured Oblgiations in respect of the Noteholder Lien Obligations.

ARTICLE VIII
Miscellaneous
          SECTION 8.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
          (a) if to the ABL Agent, to it at Citibank, N.A., 390 Greenwich Street, 1/F, New York, NY 10013, Attention: Michael Smolow, Telephone: (212) 723-3761, Facsimile No.: (646) 861-6221, Email: michael.smolow@citi.com,with a copy ot Citigroup Global Loans, 1615 Brett Road, New Castle, DE 19720, Attention: Tracey Wilson, Telephone: (302) 894-6094, Email: tracey.l.wilson@citi.com;
          (b) if to the Noteholder Collateral Agent, to it at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, Attention Corporate Client Series — Polymer Group, Inc., Facsimile No.: (302) 636-4145;
          (c) if to the Grantors, to Polymer Group, Inc., 9335 Harris Corners Parkway, Suite 300, Charlotte, North Carolina 28269 Attention: General Counsel, Facsimile No.: (704) 697-5122; and
          (d) and if to any other Secured Debt Representative, to such address as specified in the Lien Sharing and Priority Confirmation Joinder.
Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to PGI shall be deemed to be a notice to each Grantor). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a business day) and on the next business day thereafter (in all other cases) at the address of such party as provided in this Section 8.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8.01. As agreed to in writing among PGI, on behalf of the Grantors, the Noteholder Collateral Agent and the ABL Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.
          SECTION 8.02. Waivers; Amendment.
          (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.
          (b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Representative and PGI, on behalf of the Grantors; provided, however, that this Agreement may be amended from time to time (x) as provided in Sections 2.10 and 2.14 and (y) at the sole request and expense of PGI, and without the consent of either Representative, to add, pursuant to the Intercreditor Agreement Joinder, additional Grantors whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. Any amendment of this Agreement that is proposed to be effected without the consent of a Representative as permitted by the proviso to the preceding sentence shall be submitted to such Representative for its review at least 5 business days (or such shorter period as shall be acceptable to such Representative) prior to the proposed effectiveness of such amendment; provided, that no prior review shall be required for the joinder of a Grantor pursuant to a joinder in the form of Exhibit A.
          SECTION 8.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.
          SECTION 8.04. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.
          SECTION 8.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission (or other electronic transmission) shall be as effective as delivery of a manually signed counterpart of this Agreement.
          SECTION 8.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 8.07. Governing Law; Jurisdiction; Consent to Service of Process.

          (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York.
          (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York, New York and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.
          (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          SECTION 8.08. WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
          SECTION 8.09. Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
          SECTION 8.10. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any Secured Documents, the provisions of this Agreement shall control; provided, however, that if any of the provisions of the Noteholder Lien Security Documents limit, qualify or conflict with the duties imposed by the provisions of the TIA, the TIA shall control.

          SECTION 8.11. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the ABL Secured Parties, on the one hand, and the Noteholder Lien Secured Parties, on the other hand. None of the Grantors or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Sections 2.05, 2.06, 2.10, 2.14 or Article VIII) is intended to or will amend, waive or otherwise modify the provisions of the ABL Credit Agreement or the Indenture), and no Grantor may rely on the terms hereof (other than Sections 2.05, 2.06, 2.10, 2.14 Article VI and Article VIII). Nothing in this Agreement is intended to or shall impair the obligations of Grantors, which are absolute and unconditional, to pay the Obligations under the Secured Documents as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any Secured Document, the Grantors shall not be required to act or refrain from acting (a) pursuant to this Agreement or any Noteholder Lien Document with respect to any ABL First Lien Collateral in any manner that would cause a default under any ABL Debt Document, or (b) pursuant to this Agreement or any ABL Debt Document with respect to any Noteholder First Lien Collateral in any manner that would cause a default under any Noteholder Lien Document.
          SECTION 8.12. Certain Terms Concerning the Noteholder Collateral Agent. The Noteholder Collateral Agent is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Noteholder Collateral Agency Agreement; and in so doing, the Noteholder Collateral Agent shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Noteholder Collateral Agent shall have no duties or obligations under or pursuant to this Agreement other than such duties as may be expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to the Agreement, the Noteholder Collateral Agent shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the Indenture (including without limitation Sections 7.01, 7.02, 7.07 and 10.11 thereof) and the Noteholder Lien Security Documents.
          SECTION 8.13. Certain Terms Concerning ABL Agent and Noteholder Collateral Agent; Force Majeure. Neither the ABL Agent nor the Noteholder Collateral Agent shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. Neither the ABL Agent nor the Noteholder Collateral Agent shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or the Grantors) any amounts in violation of the terms of this Agreement, so long as the ABL Agent or the Noteholder Collateral Agent, as the case may be, is acting in good faith. Neither the ABL Agent nor the Noteholder Collateral Agent shall be responsible for or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.
[Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CITIBANK, N.A., as ABL Agent
By:	/s/ Michael Smolow
	Name:	Michael Smolow
	Title:	Vice President

WILMINGTON TRUST COMPANY, as Noteholder Collateral Agent
By	/s/ Joshua C. Jones
	Name:	Joshua C. Jones
	Title:	Financial Services Officer

SCORPIO ACQUISITION CORPORATION
By:	/s/ Jason Giordano
	Name:	Jason Giordano
	Title:	Vice President and Treasurer

POLYMER GROUP, INC.
By:	/s/ Daniel L. Rikard
	Name:	Daniel L. Rikard
	Title:	Senior Vice President, General Counsel and Secretary

PGI POLYMER, INC.
By:	/s/ Daniel L. Rikard
	Name:	Daniel L. Rikard
	Title:	Secretary

CHICOPEE, INC.
By:	/s/ Daniel L. Rikard
	Name:	Daniel L. Rikard
	Title:	Secretary

FABRENE, L.L.C.
By:	/s/ Daniel L. Rikard
	Name:	Daniel L. Rikard
	Title:	Secretary

DOMINION TEXTILE (USA), L.L.C.
By:	/s/ Daniel L. Rikard
	Name:	Daniel L. Rikard
	Title:	Secretary

PGI EUROPE, INC..
By:	/s/ Daniel L. Rikard
	Name:	Daniel L. Rikard
	Title:	Secretary

ANNEX I
Provision for the ABL Credit Agreement, the Indenture and the Additional Noteholder Lien Debt Facility
Reference is made to the Lien Subordination and Intercreditor Agreement, dated as of January 28, 2011, among CITIBANK, N.A., as ABL Agent (as defined in the Intercreditor Agreement) for the ABL Secured Parties referred to therein; WILMINGTON TRUST COMPANY, as Noteholder Collateral Agent (as defined in the Intercreditor Agreement); Scorpio Acquisition Corporation, Polymer Group, Inc.; and the other Subsidiaries of Polymer Group, Inc. named therein (the “Intercreditor Agreement”). Each [Lender hereunder] [holder of the [Indenture Notes][the notes issued under the Additional Noteholder Lien Debt Facility]], by its acceptance of [the Indenture Notes] [the notes issued under the Additional Noteholder Lien Debt Facility] (a) consents to the subordination of Liens provided for in the Intercreditor Agreement, (b) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement and (c) authorizes and instructs the [ABL Agent] [Noteholder Collateral Agent [on behalf of each holder of Indenture Noteholder Lien Debt Obligations][on behalf of each holder of Additional Noteholder Lien Debt Obligations] to enter into the Intercreditor Agreement as [ABL Agent] [Noteholder Collateral Agent] on behalf of such [holder of ABL Debt Obligations] [holder of Indenture Noteholder Lien Debt Obligations][holder of Additional Noteholder Lien Debt Obligations]. The foregoing provisions are intended as an inducement to the [ABL Lenders] [holders of Indenture Noteholder Lien Debt Obligations] [holders of Additional Noteholder Lien Debt Obligations] to [extend credit to Borrowers] [to acquire the [Indenture Notes][notes issued under the Additional Noteholder Lien Debt Facility] of PGI] and such [ABL Lenders][holders of such [Indenture Notes][notes]] are intended third party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.
Provision for all ABL Security Documents, Indenture Noteholder Security Documents and the Additional Noteholder Lien Security Documents that Grant a Security Interest in Collateral
Reference is made to the Lien Subordination and Intercreditor Agreement, dated as of January 28, 2011, among CITIBANK, N.A., as ABL Agent (as defined in the Intercreditor Agreement) for the ABL Secured Parties referred to therein; WILMINGTON TRUST COMPANY, as Noteholder Collateral Agent (as defined in the Intercreditor Agreement); Scorpio Acquisition Corporation, Polymer Group, Inc.; and the other Subsidiaries of Polymer Group, Inc. named therein (the “Intercreditor Agreement”). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the [ABL Agent] [Noteholder Collateral Agent] on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.
Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

EXHIBIT A
to Intercreditor Agreement
[FORM OF]
INTERCREDITOR AGREEMENT JOINDER
     The undersigned, _____________________, a _______________, hereby agrees to become party as a [Grantor] under the Lien Subordination and Intercreditor Agreement dated as of January 28, 2011 (the “Intercreditor Agreement”) among Scorpio Acquisition Corporation, Polymer Group, Inc., the Grantors from time to time party thereto, Citibank, N.A., as agent under the ABL Credit Agreement (as defined therein) and Wilmington Trust Company, as collateral agent under the Noteholder Collateral Agency Agreement and the Indenture (each as defined in the Intercreditor Agreement) and the Additional Noteholder Lien Security Documents (as defined therein), if any; for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.
     The provisions of Article VIII of the Intercreditor Agreement will apply with like effect to this Joinder.
     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement Joinder to be executed by their respective officers or representatives as of ___________________, 20___.

[___________________________]
By:
Name:
Title:

[Notice Address]

EXHIBIT B
to Intercreditor Agreement
[FORM OF]
LIEN SHARING AND PRIORITY CONFIRMATION JOINDER
     Reference is made to the Lien Subordination and Intercreditor Agreement, dated as of January 28, 2011 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among Citibank, N.A., as ABL Agent for the ABL Secured Parties (each such term as defined therein), Wilmington Trust Company, as Noteholder Collateral Agent for the Noteholder Lien Secured Parties (each such term as defined therein), SCORPIO ACQUISITION CORPORATION (“Parent”), POLYMER GROUP, INC. (“PGI”, together with Parent and Merger, the “Initial Grantors”) and the Subsidiaries of PGI named therein.
     Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement. This Lien Sharing and Priority Confirmation Joinder is being executed and delivered pursuant to Section 2.10[a][b] of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being additional secured debt under the Intercreditor Agreement.
     1. Joinder. The undersigned, [_________________], a [_______________], (the “New Representative”) as [trustee] [collateral trustee] [administrative agent] [collateral agent] under that certain [described applicable indenture, credit agreement or other document governing the additional secured debt] hereby:
          (a) represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the [ABL Secured Parties under an ABL Substitute Facility][Indenture Noteholder Lien Secured Parties under the Noteholder Substitute Facility][Additional Noteholder Lien Secured Parties under the Additional Noteholder Lien Debt Facility] as [an ABL Agent under an ABL Substitute Facility] [a Noteholder Collateral Agent under a Noteholder Substitute Facility] [a Secured Debt Representative] under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and
          (b) agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:
          [Address];
     2. Lien Sharing and Priority Confirmation.
     [Option A: to be used if Additional Debt constitutes ABL Debt Obligations] The undersigned New Representative, on behalf of itself and each holder of ABL Debt Obligations for which the undersigned is acting as [collateral agent] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as ABL Debt Obligations under the Intercreditor Agreement, that the New Representative is bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of ABL Liens. [or]
     [Option B: to be used if Additional Debt constitutes a Series of Noteholder Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Noteholder Lien Debt [that constitutes Noteholder Substitute Facility] for which the undersigned is acting as [Secured Debt Representative][Noteholder Collateral Agent] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Debt under the Intercreditor Agreement, that:
     (a) all Noteholder Lien Obligations will be and are secured Equally and Ratably by all Noteholder Liens at any time granted by the Initial Grantors or any other Grantor to secure any Obligations in respect of such Series of Noteholder Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Noteholder Lien Debt, and that all such Noteholder Liens will be enforceable by the Noteholder Collateral Agent with respect to such Series of Noteholder Lien Debt for the benefit of all holders of Noteholder Lien Obligations Equally and Ratably;
     (b) the New Representative and each holder of Obligations in respect of the Series of Noteholder Lien Debt for which the undersigned is acting as [Secured Debt Representative] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Noteholder Liens and the order of application of proceeds from enforcement of Noteholder Liens; and
     (c) the New Representative and each holder of Obligations in respect of the Series of Noteholder Lien Debt for which the undersigned is acting as [Secured Debt Representative] appoints the Noteholder Collateral Agent and consents to the terms of the Intercreditor Agreement and the performance by the Noteholder Collateral Agent of, and directs the Noteholder Collateral Agent to perform, its obligations under the Intercreditor Agreement and the Noteholder Collateral Agency Agreement, together with all such powers as are reasonably incidental thereto.
     3. Governing Law and Miscellaneous Provisions. The provisions of Article VIII of the Intercreditor Agreement will apply with like effect to this Lien Sharing and Priority Confirmation Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Lien Sharing and Priority Confirmation Joinder to be executed by their respective officers or representatives as of [___________________, 20____].

[insert name of New Representative]
By
Name:
Title:

The Noteholder Collateral Agent hereby acknowledges receipt of this Lien Sharing and Priority Confirmation Joinder and agrees to act as Noteholder Collateral Agent for the New Representative and the holders of the Obligations represented thereby:

____________________________, as Noteholder Collateral Agent
By
Name:
Title:

The ABL Agent hereby acknowledges receipt of this Lien Sharing and Priority Confirmation Joinder and agrees to act as ABL Agent for the New Representative and the holders of the Obligations represented thereby:

____________________________, as ABL Agent
By
Name:
Title: